AVEO Overview November 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets; AVEO’s goals and business strategy; the timing, design and results of preclinical and clinical trials; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for AVEO’s therapeutic candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates, including its companion diagnostics; the potential safety, efficacy, tolerability and other benefits of tivozanib as a single agent or in combination with other therapies; developments, expenses and outcomes related to AVEO’s ongoing shareholder litigation; AVEO’s ability to obtain necessary financing required to perform its clinical trials and achieve its other goals; AVEO’s ability to establish and maintain strategic partnerships; AVEO’s ability to obtain and maintain intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; adverse general economic and industry conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2015, and other periodic filings AVEO makes with the SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.

Retained North American Rights for Oncology Portfolio While Leveraging Partnerships to Advance Our Pipeline AV-380 GDF15 MAb Tivozanib VEGFR 123 TKI (Oncology Indications) AV-203 ERBB3 MAb Ficlatuzumab HGF MAb Value Creation Strategy Leverage partner resources to advance development, retain significant downstream value Retain NA Rights to Oncology Therapeutics Out-license Non-Oncology Pipeline Tivozanib VEGFR 123 TKI (Ocular Indications) Advance non-oncology pipeline with disease area experts and retain significant downstream value AV-353 Notch 3 Partnership discussions ongoing

TIVO-1 (1st Line RCC) * Ocular SCCHN / AML (Investigator) Esophageal Cancer Cachexia TIVO-3 (U.S. Phase 3 Registration Study in RCC) TiNivo (+Opdivo® RCC) PAH Multiple Opportunities for Value Creation *Filed in EU by EUSA FEB 29, 2016, validated MAR 23, 2016 Seeking Partnership

Tivozanib A potent, selective, long half-life inhibitor of vascular endothelial growth factor receptors (VEGFR) 1, 2 and 3

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1. Nakamura K et al. Cancer Res 2006;66:9134–9142. 2. Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

Large and Growing RCC Opportunity

- Market opportunity currently ~$2.5 billion in Europe and North America*
- Future market needs:
  - **Improved tolerability**
  - **Increased efficacy through combinations with immunotherapy**



2016
2017
2018
2019
2020
MAA Review
EU Approval Decision
EUSAPharma
TIVO-3: Tivo v. Sorafenib
PFS Data/OS Trend
Estimated 1Q 2018
Potential NDA Filing
2H 2018
NDA Review
US Approval Decision
TiNiVo: Tivo + Opdivo®
Ph 2 expansion or Ph 3 Trial of Tivo + PD-1
Ph 1
Data 1H 2017

AVEO ONCOLOGY

* *Total RCC market includes all stages of disease and treatment options. Source: Decision Resources*

7

Tivozanib RCC Front-line Setting

Phase 3 TIVO-1: Proven Activity in 1st line RCC 517 patient, global, randomized Phase 3 in 1st line RCC First H2H RCC pivotal to meet primary PFS endpoint of superiority vs VEGF TKI OS confounded by crossover; NDA not approved; FDA requested additional study Demonstrated favorable tolerability profile Months Probability of PFS 0 Sorafenib 1.0 0.8 0.6 0.4 0.2 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Tivozanib Tivozanib N=260 Sorafenib N=257 Median (95% CI) 11.9 mo (9.3 – 14.7 mo) 9.1 mo (7.3 – 9.5 mo) Hazard ratio: 0.797 (95% CI: 0.639, 0.993) p-value = 0.042

Comparable OS Despite Limited Subsequent Therapy

Support for Tivozanib MAA Filing for RCC

TIVO-1: Impact of Next-Line Therapy on OS

Region	% of Patients Receiving Second Line Therapy		OS Hazard Ratio (P Value)	Median OS
	Tivozanib	Sorafenib		
ITT N=517	36%	74%	HR=1.245 (P=NS)	T=28.8 mo S=29.3 mo
NA and EU* N=186^	50%	76%	HR=0.89 (P=NS)	**T=35.9 mo** S=31.0 mo
NA and EU5** N=40	87%	82%	HR=0.503 (P=NS)	T=NR S=NR

^Statistically significant improvement in PFS (p<0.001)

* EU includes Bulgaria, Czech Republic, France, UK, Hungary, Italy, Poland, Romania (countries with patients enrolled in Study 301)

** EU5 includes UK, Italy, and France (EU5 countries with patients enrolled in Study 301)

NR=not reached

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AVEO ONCOLOGY

EUSA Pharma Oncology Licensing Agreement Specialty pharmaceutical company with commercial operations in the US and Europe, distribution network in 40 countries Spinout of Jazz Pharmaceuticals (Mar 2015) EU filing 2/29/16, validated 3/23/16, received 120 day questions July 2016 >$396M in Upfront and Potential Milestones $16M potential 2016/17 milestones* Tiered royalties from low double digits to mid twenties Milestone and royalty payments subject to the successful development or commercialization of the product All non-R&D payments received by AVEO subject to sublicense revenue obligation to Kyowa Hakko Kirin * Includes $4.0M in R&D reimbursement at approval and $2.0M per reimbursement approval in each EU5 country and $2.0M for approval in 3 of 5 defined countries beyond EU5

Tivozanib is Well Tolerated, and Has the Potential to Become the Preferred TKI for PD-1 Combination Therapy

Single Agent Toxicity All grade (Gr 3/4)	Sutent[1] (n=548)	Votrient[1] (n=554)	Inlyta[5] (n=189)	Nexavar[3] (n=257)	Lenvima[4] (n=52)	Cometriq[2] (n=331)	Tivozanib[3] (n=259)
Hypertension	30% (15%)	40% (4%)	49% (13%)	34% (17%)	48% (17%)	37% (15%)	50% (9%)
Fatigue	63% (17%)	55% (10%)	33% (5%)	16% (4%)	50% (8%)	56% (9%)	18% (5%)
Hand-Foot Syndrome	50% (11%)	29% (6%)	26% (7%)	54% (17%)	15% (0%)	42% (8%)	13% (2%)
Diarrhea	57% (7%)	63% (9%)	50% (9%)	32% (6%)	72% (12%)	74% (11%)	22% (2%)

1 Motzer, et al. ESMO 2012 (COMPARZ): 1st line study, sutent vs. votrient
2 Choueri, et al. NEJM 2015: 2nd Line Study, cabozantinib vs. everolimus
3 Motzer, et al. ASCO: 1st Line TIVO-1 Study, tivozanib vs. sorafenib
4 Motzer et. Al Lancet Oncol 2015; 16: 1473–82
5 Hutson et.al. Lancet Oncol 2013 ; 14: 1245; 1L study vs sorafenib

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Favorable Tolerability vs. Approved TKIs in RCC


Dose Reductions
Incidence (%)
80
70
60
50
40
30
20
10
0
14
43
52
36
31
52
60
71
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4
Cabozantinib5
Lenvatinib+Everolimus6


Dose Interruptions
Incidence (%)
100
80
60
40
20
0
19
36
80
42
77
54
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4

1. Motzer et.al JCO 10.2013, Vol 31 No 30; 2. INLYTA USPI v.01.2012; 3.Votrient USPI revised 01.2012; 4. Sutent USPI revised 05.2011; 5. Cabozantinib METEOR Trial NEJM 9/26/15; 6. Motzer et.al Lancet v16 Nov 2015.

AVEO ONCOLOGY

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Top Three Toxicities Relevant to Patients with Advanced RCC* *Wong M, et al. J Med Econ. 2012;28:1-10. Additional months of PFS benefit patients require to accept adverse events >50% of pts on Nexavar <15% for Tivozanib >60% of pts on Sutent <20% for Tivozanib >50% of pts on Pazopanib, Axitinib and Sutent <25% for Tivozanib Additional Months of Progression-Free-Survival Benefit

? 1 Motzer, et al. ESMO 2012 (COMPARZ): 1st line study, sutent vs. votrient 2 Hutson, et al. Lancet Oncol 2013 ; 14: 1245; 1L Phase 3 study vs sorafenib 3 Motzer, et al. JCO Oct 2013; 1st Line TIVO-1 Study, tivozanib vs. sorafenib 4 Choueri, et al. ESMO 2016. Poor and Intermediate risk patients only Increasing Patient Tolerability Tivozanib Uniquely Positioned in 1st Line RCC

Tivozanib North American Registration Strategy

TIVO-3: Phase 3 Study Design in Recurrent/Metastatic RCC to Confirm TIVO-1

- Designed to support 1st and 3rd line indication
- Provides potential unique 3rd line dataset of patients with prior PD-1 exposure
- **Enrollment initiated 2Q 2016 On track for topline data 1Q 2018**

TIVO-3


N = ~322
• Recurrent/metastatic RCC
• Failed at least two prior regimens including VEGFR-TKI (not sorafenib)
• ECOG PS 0 or 1
RANDOMIZE 1:1
tivozanib
sorafenib
• 1O: PFS
• 2O: OS, ORR, DoR, Safety and tolerability for ITT & Pre-Specified Biomarkers

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

AVEO ONCOLOGY

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Tivozanib Efficacy in VEGF TKI Refractory Setting

Study	AXIS Phase 3, axitinib vs sorafenib (1:1)[1]	METEOR study Phase 3, cabozanitnib vs everlimous (1:1)[4]	TIVO-1 Phase 3, subset crossing over to tivozanib following sorafenib progression[3]	Dovitinib study Phase 3, dovitinib vs sorafenib (1:1)[2]
Setting	2nd line RCC	2rd line RCC	2nd line RCC	3rd line RCC
Study Size	n=361 (axitinib) n=362 (sorafenib) *(54% sunitinib refract.)*	n=658	n=163 (tivozanib)	n=280 (dovitinib) n=284 in sorafenib arm *(TKI & mTOR refractory)*
PFS	*sunitinib refractory pts* 6.5 mo (axitinib) 4.5 mo (sorafenib)* HR = 0.636, p<0.0002*	7.4 mo (cabozantinib) 3.8 mo (everlimous) *Prior Sutent (n=153)* 9.1 mo (cabozantinib) 3.7 mo (everlimous)	*sorafenib refract. pts* **11.0 mo** (tivozanib)**	*TKI & mTOR Refractory* 3.9 mo (dovitinib)** vs. 3.9 mo (sorafenib)** HR 1.00, p=NS
OS	*sunitinib refract. pts* 15.2 mo (axitinib) 16.5 mo (sorafenib)	*21.4 mo^*	*sorafenib refract. pts* **21.6 mo (tivozanib)**	*TKI & mTOR refractory* 11.1 mo (dovitinib) vs. 11.0 mo (sorafenib)

* n= 389; investigator assessed PFS;
independent PFS = 4.8 mo vs. 3.4 mo, HR = 0.741 (p=0.011)
**investigator assessed PFS
^Cabozantanib USPI

1.Motzer et al Lancet Oncol 2013; 14: 552–62
2. Motzer et al Lancet Oncol 2014
3. Hutson et al ASCO 2015
4. Cabozantinib METEOR Trial NEJM 9/26/15

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Tivozanib PD-1 Combination Setting

Rationale for Combining VEGF + PD-(L)1 Inhibitors Gunturi, McDermott Current Treatment Options in Oncology 2014 Plimack International Kidney Cancer Symposium 2014

Tivozanib has Immunomodulatory Properties: Regulatory T Cell Reduction May Enhance PD1 Activity Pawlowski N et al. AACR 2013. Poster 3971. Regulatory T cells suppress or downregulate induction and proliferation of effector T cells (e.g. CD4 and CD8) P=0.034

Early Data for the Combination of PD1 +VEGF TKIs: Demonstrated Promising Responses with Challenging Toxicity 1 Atkins et al, ESMO 2016, 2 Larkin et al, ESMO 2016 Phase Ib dose-finding studies of axitinib plus pembrolizumab or avelumab in treatment-naïve patients with advanced renal cell carcinoma Safety Axitinib + Pembro1 - N (%) Axitinib + Avelumab2 - N (%) Adverse Events* All Grade N (%) Grade ≥3 N (%) All Grades N (%) Grade ≥3 N (%) Any AEs 52 (100) 34 (65.4) 6 (100) 4 (66.7) Efficacy Axitinib + Pembro1 - N (%) Total N=52 Axitinib + Avelumab2 - N (%) Total N=6 Complete Response 3 (5.8) 0 (0) Partial Response 34 (65.4) 5 (83.3) Stable disease 10 (19.2) 1 (16.7) ORR 37 (71.2) 5 (83.3)

Sunitinib & Pazopanib, the most widely used VEGF TKIs, have potentially prohibitive overlapping toxicities with PD1s Courtesy of Dr. S. Pal, ASCO GU 2015

Significant reductions of TKI dose to manage AEs have been recommended to safely combine some TKIs with PD1s in RCC CaboNivo1: Cabo recommended dose reduction from 60 to 40mg Lenvatinib + Pembro2: Lenv recommended dose reduction 24 to 20mg Reduced Dose May Adversely Impact Efficacy 1 Apolo et al, ESMO 2016, 2 Taylor et. Al, ESMO 2016 JCO Volume: 30, Issue: 13, Pages: 1484-1491, May 2012 ESMO 2014 Congress, September 26 -30 2014, Madrid, Spain CASE STUDY (Breast Cancer): Ph 2 SOLTI study3 Ph 3 RESILIENCE study4 Dose Sorafenib 800mg Sorafenib 600mg PFS 6.4 vs 4.1 mos 5.5 vs 5.4 mos Power HR 0.58 P=0.0006 NS G3/4 AEs 44% HFS (S+C)

Phase 1 TiNivo Study Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks N = 6 - 12 ECOG PS ≤ 1 and life expectancy ≥ 3 months Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks Further evaluate the antineoplastic activity and safety Phase 1 Phase 2 Maximum tolerated dose N = ~20 A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (Opdivo®) in Subjects with Metastatic Renal Cell Carcinoma (TINIVO) 1o safety, tolerability, and maximum tolerated dose 2o antineoplastic activity

High Potential Value Non-Oncology Programs

Tivozanib in Ocular Diseases* >$105M total in upfront and potential option & milestone payments Potential for up to $10M in 2016/17 Tiered, double digit royalties, up to the mid-teens, on net sales** Option, milestone and royalty payments subject to the successful development and/or commercialization of the product All payments received by AVEO subject to sublicense revenue obligation to Kyowa Hakko Kirin * Non-oncologic ** Assumes execution of option by Ophthotech

AV-380 in Cachexia



NOVARTIS

- **GDF-15 inhibitor Mab**
- **Indication:** cachexia
- **$327M** in upfront & potential milestones
- Tiered royalties from **high single digits to a low double-digit**, for worldwide rights

Cachexia (Wasting Syndrome)

- **Cancer** — ~400,000 pts In US
- **Congestive Heart Failure** — ~960,000 pts In US
- **Chronic Kidney Disease** — ~150,000 pts In US
- **Chronic Obstructive Pulmonary Disease** — ~3,200,000 pts In US

Milestone and royalty payments subject to the successful development and/or commercialization of the product
**A percentage of proceeds will be shared with SVH, including $1.5 million of upfront*
Morley et al; Am J Clin Nutr 2006;83:735– 43

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AV-353: 1st-in-class opportunity to address major unmet need in pulmonary arterial hypertension (PAH) as potential to be first drug with disease modifying properties Binding specificity to Notch 3 reduces risks of pan-Notch toxicities that have hampered competitors Large Market Opportunity 2014 sales of $3.45B à 2024 sales of $4.75B Significant development opportunity with big market in additional oncology indications AV-353 in Pulmonary Arterial Hypertension Pathophysiology of PAH AVEO owns worldwide rights to AV-353 and is actively seeking partners to help realize the full potential of the asset

Financials & Summary

Financial Highlights Cash and anticipated operational milestones to fully fund North American tivozanib development strategy to topline data $30.8M in cash and investments as of 3Q 2016 Amended debt agreement provides potential access to another $5M tranche and deferred repayment of principal for existing debt >$35M in potential payments through 2017 including: ~$10M in operational, non-clinical milestones (IND filings, tech transfer) Streamlined operations with a headcount of ~20 Shares outstanding as of 10/28/16: ~75.9M

Potential Corporate Milestones 2016 2017 Regulatory decision in EU (1H17) Proof of concept in AMD and option exercise (2016/17) TIVO-3 PFS data/OS trend (1Q18) Other Potential Milestones Partnership for AV-353 Other tivozanib geographic partnerships Development milestones for AV-380 Manufacturing transfer and re-initiation of AV-203 clinical dev. Phase 1 data (1H17) 2018

AVEO Oncology Highlights Retained significant North American rights for all oncology therapeutic assets Executing on development strategies for Tivozanib Enrolling Ph 3 refractory RCC study (TIVO-3) to support 1st & 3rd line indications Initiating Ph 1/2 tivozanib + Opdivo® combination study (TiNivo) in RCC Advancing portfolio through development and commercialization partnerships Tivozanib: Partner-led regulatory review in EU for 1st line RCC; Partner-funded development for non-oncology ocular indications Ficlatuzumab: Ongoing investigator sponsored trials in SCCHN & AML AV-203: Partner-funded development through POC AV-380: Partner-funded development for cachexia AV-353: Seeking partner for PAH development Cash and anticipated operational milestones to fully fund tivozanib development strategy to topline data Lean organization, experienced management team and Board

AVEO Overview November 2016